SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary proxy statement
☐	Confidential, For use of the Commission only (as permitted by Rule 14a-6(e) (2))
☒	Definitive proxy statement
☐	Definitive additional materials
☐	Soliciting material pursuant to Section 240.14a-12

Blackwater Midstream Corp.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

BLACKWATER MIDSTREAM CORP.

660 LaBauve Drive

Westwego, Louisiana, 70094

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be held September 2, 2010

To the Stockholders of:

Blackwater Midstream Corp.,

Notice is hereby given that the Annual Meeting (the “Meeting”) of the Stockholders of Blackwater Midstream Corp. (the “Company”) will be held on September 2, 2010 at 9:00 a.m. local time at The Windsor Court Hotel, 300 Gravier Street, New Orleans, LA 70130.  The Meeting is called for the following purpose:

1.	To elect a board of one director;

2.	To approve the Blackwater Midstream Corp. 2009 Non-Employee Directors Stock Incentive Plan,

3.	To ratify the appointment of MaloneBailey, LLP as the independent auditors of the Company for the fiscal years ending March 31, 2010 and March 31, 2011; and

4.	To consider and take action upon such other matters as may properly come before the meeting or any adjournment or adjournments thereof.

The close of business on July 9, 2010 has been fixed as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting.  The stock transfer books of the Company will not be closed.  A list of the stockholders entitled to vote at the Meeting may be examined at the Company’s offices during the 10-day period preceding the Meeting.

All stockholders are cordially invited to attend the Meeting.  Whether or not you expect to attend, you are respectfully requested by the Board of Directors to sign, date and return the enclosed proxy card promptly or vote on-line at www.ProxyVote.com or by telephone at 1-800-690-6903.  Stockholders who execute proxies retain the right to revoke them at any time prior to the voting thereof.  Enclosed for your convenience is a return envelope, which requires no postage if mailed in the United States.  You may obtain directions to the meeting by calling our offices at (504)340-3000 or by viewing the meeting information at www.BlackWaterMidStream.com/AnnualMeetingInfo.  This Proxy Statement, a form of proxy and our most recent Annual Report are available to view online at the following internet address: www.BlackWaterMidStream.com/proxy-materials.html

By Order of the Board of Directors,

/s/ Mathijs van Houweninge
Mathijs van Houweninge
Board of Directors, Chair
Dated:  July 16, 2010

BLACKWATER MIDSTREAM CORP.

660 LaBauve Drive

Westwego, Louisiana 70094

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Blackwater Midstream Corp. (the “Company,” “Blackwater,” “we,” “us,” or “our”) for the Annual Meeting of Stockholders (the “Meeting”) to be held at the Windsor Court Hotel, 300 Gravier Street, New Orleans, LA 70130 on September 2, 2010, at 9:00 a.m. local time and for any adjournment or adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders.  Any stockholder giving such a proxy has the power to revoke it at any time before it is voted.  Written notice of such revocation should be forwarded directly to the Secretary of the Company, at the above stated company address.

If the enclosed proxy is properly executed and timely received by the Company, the shares represented thereby will be voted in accordance with the directions thereon and otherwise in accordance with the judgment of the persons designated as proxies.  Any proxy on which no direction is specified will be voted in favor of the actions described in this Proxy Statement and for the election of the nominees set forth under the caption “Election of Directors.”

The approximate date on which this Proxy Statement and the accompanying form of proxy will first be mailed, posted on our website, or given to the Company’s stockholders is July 23, 2010.

Your vote is important.  Accordingly, you are urged to sign and return the accompanying proxy card or vote on-line or via phone whether or not you plan to attend the Meeting.  If you do attend, you may vote by ballot at the Meeting and cancel any proxy previously given.

VOTING SECURITIES

Only holders of shares of common stock, $.001 par value per share (the “Shares”), of record at the close of business on July 9, 2010 are entitled to vote at the Meeting.  On the record date, the Company had outstanding and entitled to vote 54,413,734 Shares.  For purposes of voting at the meeting, each Share is entitled to one vote upon all matters to be acted upon at the Meeting.

A majority in interest of the outstanding Shares represented at the Meeting in person or by proxy shall constitute a quorum.

The affirmative vote of a plurality of the votes present in person or represented by proxy at the Meeting and entitled to vote on the election of directors is required for the election of our directors.

The affirmative vote of a majority of the votes present in person or represented by proxy at the Meeting and entitled to vote is required to approve the Blackwater Midstream Corp. 2009 Non-Employee Directors Stock Incentive Plan, as well as to ratify the appointment of MaloneBailey, LLP, independent certified public accountants, as our independent auditors.

Any Shares not voted (whether by abstention, broker non-vote or otherwise) will have no impact on the election of directors, except to the extent that the failure to vote for any individual may result in another individual’s receiving a larger proportion of votes.  Abstaining from voting on the ratification of the Blackwater Midstream Corp. 2009 Non-Employee Directors Stock Incentive Plan or the ratification of MaloneBailey, LLP are equivalent to a vote against such proposals, but broker non-votes do not affect the outcomes.  Except for determining the presence or absence of a quorum for the transaction of business, broker non-votes are not counted for any purpose in determining whether a matter has been approved.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
OWNERS AND MANAGEMENT

The following table sets forth, as of July 16, 2010, certain information as to the stock ownership of (i) each person known by the Company to own beneficially more than five percent of the Company’s Common Stock, (ii) each of the Company’s directors, (iii) each of the Company’s executive officers, and (iv) the Company’s executive officers and directors as a group.  Except as otherwise set forth in the notes to the table, the business address of each shareholder is c/o the Company, 660 LaBauve Drive, Westwego, Louisiana 70094.  Information provided as to 5% shareholders other than our employees or management is based solely on forms 13D or 13G filed with the Securities and Exchange Commission.

Name of Beneficial Owner	Number of Shares Beneficially Owned (1)		Percentage Ownership
Michael D. Suder-Chief Executive & Director	3,564,820	(2)	6.47%
Donald St.Pierre-Chief Financial Officer	660,662		1.21%
Dale T. Chatagnier-Chief Operations Officer & Secretary	1,374,863		2.53%
Francis (Frank) Marrocco-Chief Commercial Officer	1,370,368		2.52%
Mathijs van Houweninge-Director	1,861,045	(3)	3.37%
Christopher A. Wilson-Director	883,024	(4)	1.60%
Herbert N. Whitney-Director	763,024	(5)	1.38%
All executive officers and directors as a group (7 persons)	10,477,806		18.2%
Philip Oliver Tracy-Beneficial Owner 5%+	3,125,000		5.74%
Douglas Wu-Beneficial Owner 5%+	6,006,000		11.04%

(1)     Beneficial ownership is determined in accordance with the rules and regulations of the U.S. Securities and Exchange Commission (SEC). In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of Common Stock subject to options held by that person that are currently exercisable or exercisable within 60 days of July 16, 2010 are deemed outstanding. Such shares, however, are not deemed outstanding for the purposes of computing the percentage ownership of any other person. Except as indicated in the footnotes to the following table or pursuant to applicable community property laws, each stockholder named in the table has sole voting and investment power with respect to the shares set forth opposite such stockholder’s name. The percentage of beneficial ownership is based on 54,413,734 shares of Common Stock outstanding as of July 16, 2010.

(2)     Includes (i) 2,858,938 shares of common stock and (ii) options to purchase 705,882 shares of common stock.

(3)     Includes (i) 1,098,021 shares of common stock and (ii) options to purchase 763,024 shares of common stock at exercise prices ranging from $0.17 to $0.35 per share.

(4)     Includes (i) 100,000 shares of common stock, (ii) options to purchase 783,024 shares of common stock at exercise prices ranging from $0.17 to $2.00 per share.

(5)     Includes options to purchase 763,024 shares of common stock at exercise prices ranging from $0.17 to $0.35 per share.

Executive Officers

The following sets forth the names and ages of our executive officers, their respective positions and offices, and their respective principal occupations and brief employment history.

Name	Age	Office
Michael D. Suder	56	Chief Executive Officer and Director
Donald St.Pierre	53	Chief Financial Officer
Dale T. Chatagnier	48	Chief Operating Officer and Secretary
Francis A. Marrocco	48	Chief Commercial Officer

Michael D. Suder.  Mr. Suder has been the Chief Executive Office and a director of the Company since May 7, 2008, and served as the Board of Directors Chair from August 18, 2008 through June 23, 2010.  From September 2005 through 2007, Mr. Suder was the director of New Business Development for LBC Tank Terminals.  Prior to that time, from 2001 through 2005, Mr. Suder was the General Manager of Kinder Morgan Energy Partners LP's lower Mississippi River region.  Prior to his tenure with Kinder Morgan, Mr. Suder was the President/COO of Delta Terminal Services, Harvey, Louisiana from 1995 through December 2000.  Mr. Suder holds a B.A. degree from George Washington University in Washington, D.C.

Donald St.Pierre.  Mr. St.Pierre joined the Company in June 2008 as Vice President of Finance and became our Chief Financial Officer on August 18, 2008.  Prior to employment with the Company, Mr. St.Pierre held the position of Comptroller with Beverly Industries, L.L.C., in Westwego, Louisiana from January 2003 through June 2008. Beverly Industries, L.L.C. and its associated companies are engaged in civil construction, trucking, and river aggregate sales.  Mr. St.Pierre prepared in-house financial statements and managed contract administration, banking, insurance, IT and office administration. Mr. St. Pierre graduated from Nicholls State University in 1978, earning a B.S. degree in Marketing and Management and completed postgraduate business classes at the University of New Orleans. Mr. St.Pierre is also the owner of an e-commerce business located in New Orleans.

Dale T. Chatagnier.  Mr. Chatagnier joined the Company in May 2008 as our Chief Operating Officer and became our Secretary on August 18, 2008.  Prior to joining the Company, Mr. Chatagnier served as the Vice President of Engineering and Operations for North American Terminal Services from 2003 to 2008.  From 2001 to 2003, Mr. Chatagnier was the Director of Operations and Engineering for Kinder Morgan in Harvey, LA.  From 1995 to 2001 Mr. Chatagnier served as the Vice President of Facility Development and Engineering at Westway Terminals Co., where he was responsible for the development of liquid storage facilities.  Mr. Chatagnier earned a B.S. in Mechanical Engineering from Louisiana State University in Baton Rouge, LA.

Francis A. Marrocco.  Mr. Marrocco has been our Chief Commercial Officer since May 2008.  At Kinder Morgan Terminals, from 2000 to 2008, Mr. Marrocco held the position of Northeast Regional Vice President managing all New York Harbor Operations and Business Development.  Prior to Kinder Morgan, Mr. Marrocco was responsible for commercial development at Delta Terminal Services in Harvey, Louisiana.  Mr. Marrocco earned an Associate’s Degree from Thomas Edison State College in New Jersey.

The Board and Board Committees

Board of Directors.  The Board of Directors met ten times during the fiscal year ended March 31, 2010.  Each director is expected to participate, either in person or via teleconference, in meetings of our Board of Directors and meetings of committees of our Board of Directors in which each director is a member, and to spend the time necessary to properly discharge such director’s respective duties and responsibilities. During the fiscal year ended March 31, 2010, each incumbent director attended more than 90% of the total number of meetings of our Board of Directors and meetings of committees of our Board of Directors of which the director was a member.  We do not have a written policy with regard to directors’ attendance at annual meetings of stockholders; however, all directors are encouraged to attend the annual meeting.

Our Board of Directors has determined that Herbert N. Whitney, Christopher Wilson and Mathijs van Houweninge currently meet the independence requirements and standards currently established by the Nasdaq Stock Exchange and applicable Securities and Exchange Commission (“SEC”) regulations.

Nominating Committee.  We do not have a separately designated Nominating Committee as our entire Board of Directors participates in the identification and consideration of qualified individuals to become director candidates.  The Board of Directors will consider director candidates recommended by security holders.  Potential nominees to the Board of Directors are required to have such experience in business or financial matters as would make such nominee an asset to the Board of Directors and may, under certain circumstances, be required to be “independent”, as such term is defined in the Nasdaq Stock Exchange Rules and applicable Securities and Exchange Commission (“SEC”) regulations.  Security holders wishing to submit the name of a person as a potential nominee to the Board of Directors must send the name, address, and a brief (no more than 500 words) biographical description of such potential nominee to the Board of Directors at the following address: Board of Directors, c/o Blackwater Midstream Corp., 660 LaBauve Drive, Westwego, Louisiana 70094.  Potential director nominees will be evaluated by personal interview, such interview to be conducted by one or more members of the Board of Directors, and/or any other method the Board of Directors deems appropriate, which may, but need not include a questionnaire.  The Board of Directors may solicit or receive information concerning potential nominees from any source it deems appropriate.  The Board of Directors need not engage in an evaluation process unless (i) there is a vacancy on the Board of Directors, (ii) a director is not standing for re-election, or (iii) the Board of Directors does not intend to recommend the nomination of a sitting director for re-election.  A potential director nominee recommended by a security holder will not be evaluated any differently than any other potential nominee.

Audit Committee.  We have a separately-designated Audit Committee (which is formed in compliance with Section 3(a) (58) (A) of the Securities Exchange Act of 1934, as amended, or the “Exchange Act”).  Our Audit Committee, consisting of Mathijs van Houweninge, Christopher A. Wilson and Herbert N. Whitney, meets the independence requirements and standards currently established by the Nasdaq Stock Exchange and the SEC. No member of the Board of Directors qualifies as an “audit committee financial expert.”  The board does not believe that any of our present directors has the qualifications or experience to be considered a financial expert.  However, the members of the Board of Directors individually and collectively have vast educational and business financial experience and training.  At this time no qualified candidates have been identified and there can be no assurance that we can attract and retain an independent director to act as our qualified financial expert.

The Audit Committee assists the Board by overseeing the performance of the independent auditors and the quality and integrity of Blackwater’s internal accounting, auditing and financial reporting practices. The Audit Committee is responsible for retaining (subject to stockholder ratification) and, as necessary, terminating, the independent auditors, annually reviews the qualifications, performance and independence of the independent auditors and the audit plan, fees and audit results, and pre-approves audit and non-audit services to be performed by the auditors and related fees. The Audit Committee operates under a written charter.  During the fiscal year ending March 31, 2010 the Audit Committee met three times.

Compensation Committee.  We do not have a separately-designated Compensation Committee as each member of our Board of Directors participates in making recommendations to the Board of Directors concerning salaries and incentive compensation for our officers and employees, and our entire Board of Directors administers the Blackwater Midstream 2008 Incentive Plan and the Blackwater Midstream Corp. 2009 Non-Employee Directors Stock Incentive Plan.

Disclosure Committee.  We have a disclosure committee and disclosure committee charter. Our disclosure committee is comprised of all of our officers and directors. The purpose of the committee is to provide assistance to the Chief Executive Officer and the Chief Financial Officer in fulfilling their responsibilities regarding the identification and disclosure of material information about us and the accuracy, completeness and timeliness of our financial reports.

Code of Ethics

            We have adopted a Code of Business Conduct and Ethics that applies to our directors, officers and employees, including our Chief Executive Officer and Chief Financial Officer (our principal executive officer and principal financial and accounting officer, respectively).

Changes in Director Nomination Process for Stockholders

 None.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our executive officers, directors and persons who beneficially own more than 10% of a registered class of our equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. Such executive officers, directors, and greater than 10% beneficial owners are required by SEC regulation to furnish us with copies of all Section 16(a) forms filed by such reporting persons.

Based solely on our review of such forms furnished to us and written representations from certain reporting persons, we believe that during fiscal year ending March 31, 2010 Michael D. Suder filed sixteen reports that were not timely, Francis (Frank) Marrocco filed one report that was not timely, Mathijs van Houweninge filed three reports that were not timely, Herbert Whitney filed one report that was not filed timely, and Christopher Wilson filed one report that was not filed timely.  Otherwise, based solely on our review of such forms furnished to us and written representations from certain reporting persons, we believe that all filing requirements applicable to our executive officers, directors and other beneficial owners of greater than 10% of our common stock were complied with during the current fiscal year.

EXECUTIVE COMPENSATION
Summary Compensation Table

The following table shows information concerning the annual compensation for services provided to us by our Chief Executive Officer, our three other most highly compensated executive officers during the last two completed fiscal years and during the fiscal year ended March 31, 2010, and other persons who acted as Chief Executive Officer during the fiscal year ended March 31, 2009, but were not employed by us at year end.

Name and Position	Fiscal Year Ending	Salary ($)	Bonus ($) (1)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Non-Qualified Deferred Compensation Earnings	All Other Compensation ($)	Total Compensation ($)
Michael D. Suder,	2009	275,000		1,454,730	0	0	0	149,000(4)	1,878,730
President and Chief	2010	300,000	35,000	0	0	0	0	32,500(4)	367,500
Executive Officer (2)(3)

Christopher A. Wilson,	2009	0	0	200,000	40,000	0	0	150,000(6)	390,000
Chairman of the Board,	2010	0	0	0	0	0	0	0	0
Chief Executive Officer,
President, Secretary,
Treasurer and Chief
Financial Officer (5)

Donald St.Pierre,	2009	79,167	0	98,500					177,667
Chief Financial Officer (7)(8)	2010	100,000	10,000	0					110,000

Dale T. Chatagnier,	2009	206,250	0	534,350					740,600
Chief Operating Officer	2010	225,000	35,000	0					260,000
and Secretary (2)(9)

Frank Marrocco,	2009	197,917	0	674,952					872,869
Chief Commercial	2010	237,500	40,000	0					277,500
Officer (8)(10)

(1)           No bonuses were paid to our named executive officers during the fiscal year ended March 31, 2009; however, bonuses in the amount of $120,000 were paid during the fiscal year ended March 31, 2010.

(2)           Employment began May 2008.

(3)           Includes (i) 480,690 shares of restricted common stock granted on May 7, 2008 at $2.00 per share and with an original vesting date on January 1, 2010, only if Mr. Suder is employed by the us on such date; (ii) 1,321,898 shares of restricted common stock granted on January 1, 2009, valued at $0.29 per share as of such date; and (iii) 1,000,000 shares of restricted common stock granted on March 2, 2009, valued at $0.11 per share as of such date.  The shares referenced in items “ii” and “iii”, immediately preceding, with an original vesting date according to the following schedule: (a) 33.3% on January 1, 2010; and (b) 8.3375% on the last calendar day of each subsequent calendar quarter, until all such shares have vested, provided; however, that such shares shall vest according to such schedule only if Mr. Suder is employed by the Company on such dates, respectively. On December 8, 2009, the Board of Directors of the Company amended all of the restricted share grants wherein, the vesting dates were changed to be January 1, 2012.

(4)           Includes $29,000 in compensation paid to Mr. Suder during the year ended March 31, 2009 for his services as a member of the Board of Directors as well as stock options valued at $120,000 that were issued to Mr. Suder on April 1, 2009 for his such services; and includes $32,500 in compensation paid to Mr. Suder during the year ended March 31, 2010 for his services as a member of the Board of Directors.

(5)           Mr. Wilson served in such positions from May through August 2008.  He remains a member of the Board of Directors. On May 7, 2008 the Board of Directors granted Mr. Wilson (i) 20,000 shares of nonqualified common stock options with an exercise price per share of $2.00 per share, and (ii) 100,000 shares of restricted common stock.  “All Other Compensation” does not include an aggregate of $17,889 paid to the law firm of Wilson, Haglund & Paulsen, PC for legal services rendered during the fiscal year ended March 31, 2009.  Mr. Wilson is a partner in Wilson, Haglund & Paulsen, PC.

(6)           Includes $30,000 in compensation paid to Mr. Wilson for his services as a member of the Board of Directors as well as stock options valued at $120,000 that were issued to Mr. Wilson on April 1, 2009 for his such services.

(7)           Employment began June 2008.

(8)           Includes (i) 150,000 shares of restricted common stock granted on January 1, 2009, valued at $0.29 per share as of such date; and (ii) 500,000 shares of restricted common stock granted on March 2, 2009, valued at $0.11 per share as of such date.  Each such grant’s original vesting was according to the following schedule: (i) 33.3% on January 1, 2010; and (ii) 8.3375% on the last calendar day of each subsequent calendar quarter, until all such shares have vested, provided; however, that such shares shall vest according to such schedule only if Mr. St.Pierre is employed by us on such dates, respectively.  On December 8, 2009, the Board of Directors of the Company amended all of the restricted share grants wherein, the vesting dates were changed to be January 1, 2012.

(9)           Includes (i) 120,173 shares of restricted common stock granted on May 14, 2008, valued at $2.60 per share on such date with an original vesting date on January 1, 2010, only if Mr. Chatagnier is employed by us on such date; (ii) 480,690 shares of restricted common stock granted on January 1, 2009, valued at $0.29 per share as of such date; and (iii)750,000 shares of restricted common stock granted on March 2, 2009, valued at $0.11 per share on such date.  The shares referenced in items “ii” and “iii”, immediately preceding, had an original vesting date according to the following schedule: (a) 33.3% on January 1, 2010; and (b) 8.3375% on the last calendar day of each subsequent calendar quarter, until all such shares have vested, provided; however, that such shares shall vest according to such schedule only if Mr. Chatagnier is employed by the Company on such dates, respectively.  On December 8, 2009, the Board of Directors of the Company amended all of the restricted share grants wherein, the vesting dates were changed to be January 1, 2012.

(10)         Includes (i) 120,173 shares of restricted common stock granted on June 1, 2008, valued at $3.77 per share as of such date with an original vesting date on January 1, 2010 if Mr. Marrocco is employed by us on such date; (ii) 480,690 shares of restricted common stock granted on January 1, 2009, valued at $0.29 per share as of such date; (iii) and 750,000 shares of restricted common stock granted on March 2, 2009, valued at $0.11 per share as of such date.  The shares referenced in items “ii” and “iii”, immediately preceding, had an original vesting date according to the following schedule: (a) 33.3% on January 1, 2010; and (b) 8.3375% on the last calendar day of each subsequent calendar quarter, until all such shares have vested, provided; however, that such shares shall vest according to such schedule only if Mr. Marrocco is employed by the Company on such dates, respectively. On December 8, 2009, the Board of Directors of the Company amended all of the restricted share grants wherein, the vesting dates were changed to be January 1, 2012.

For a description of the material terms of employment agreements with our named executive officers, see “Executive Compensation—Employment Agreements.”

Outstanding Equity Awards at Fiscal Year Ended March 31, 2010

The following table summarizes the number of securities underlying outstanding plan awards for each named executive officer as of March 31, 2010.

	Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan A wards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Michael D. Suder	0	0	705,882	(1)	$0.17	4/1/2019	0	0	2,802,588	(2)	1,574,730

Donald St Pierre	0	0	0		0	0	0	0	650,000	(3)	98,500

Dale T. Chatagnier	0	0	0		0	0	0	0	1,350,863	(4)	534,350

Frank Marrocco	0	0	0		0	0	0	0	1,350,863	(5)	674,952

(1)           Such options approved for issuance by the Board of Directors in December 2008 as director compensation and issued April 1, 2009, vest immediately and were exercisable at the closing market price per share on the date of issuance.  Mr. Suder received compensation as a director as well as for his services as executive officers of the Company during the fiscal years ending March 31, 2009 and March 31, 2010.

(2)           Includes (i) 480,690 shares of restricted common stock granted on May 7, 2008 at $2.00 per share and with an original vesting date on January 1, 2010, only if Mr. Suder is employed by us on such date; (ii) 1,321,898 shares of restricted common stock granted on January 1, 2009, valued at $0.29 per share as of such date; and (iii) 1,000,000 shares of restricted common stock granted on March 2, 2009, valued at $0.11 per share as of such date.  The shares referenced in items “ii” and “iii”, immediately preceding, had an original vesting date according to the following schedule: (a) 33.3% on January 1, 2010; and (b) 8.3375% on the last calendar day of each subsequent calendar quarter, until all such shares have vested, provided; however, that such shares shall vest according to such schedule only if Mr. Suder is employed by the Company on such dates, respectively. On December 8, 2009, the Board of Directors of the Company amended all of the restricted share grants wherein, the vesting dates were changed to be January 1, 2012.

(3)           Includes (i) 150,000 shares of restricted common stock granted on January 1, 2009, valued at $0.29 per share as of such date; and (ii) 500,000 shares of restricted common stock granted on March 2, 2009, valued at $0.11 per share as of such date.  Each such grant had an original vesting date according to the following schedule: (i) 33.3% on January 1, 2010; and (ii) 8.3375% on the last calendar day of each subsequent calendar quarter, until all such shares have vested, provided; however, that such shares shall vest according to such schedule only if Mr. St.Pierre is employed by us on such dates, respectively. On December 8, 2009, the Board of Directors of the Company amended all of the restricted share grants wherein, the vesting dates were changed to be January 1, 2012.

(4)           Includes (i) 120,173 shares of restricted common stock granted on May 14, 2008, valued at $2.60 per share on such date and with an original vesting date on January 1, 2010, only if Mr. Chatagnier is employed by us on such date; (ii) 480,690 shares of restricted common stock granted on January 1, 2009, valued at $0.29 per share as of such date; and (iii)750,000 shares of restricted common stock granted on March 2, 2009, valued at $0.11 per share on such date.  The shares referenced in items “ii” and “iii”, immediately preceding, which originally vested according to the following schedule: (a) 33.3% on January 1, 2010; and (b) 8.3375% on the last calendar day of each subsequent calendar quarter, until all such shares have vested, provided; however, that such shares shall vest according to such schedule only if Mr. Chatagnier is employed by the Company on such dates, respectively.  On December 8, 2009, the Board of Directors of the Company amended all of the restricted share grants wherein, the vesting dates were changed to be January 1, 2012.

(5)           Includes (i) 120,173 shares of restricted common stock granted on June 1, 2008, valued at $3.77 per share as of such date and with an original  vesting date on January 1, 2010 if Mr. Marrocco is employed by us on such date; (ii) 480,690 shares of restricted common stock granted on January 1, 2009, valued at $0.29 per share as of such date; (iii) and 750,000 shares of restricted common stock granted on March 2, 2009, valued at $0.11 per share as of such date.  The shares referenced in items “ii” and “iii”, immediately preceding, with an original vesting date according to the following schedule: (a) 33.3% on January 1, 2010; and (b) 8.3375% on the last calendar day of each subsequent calendar quarter, until all such shares have vested, provided; however, that such shares shall vest according to such schedule only if Mr. Marrocco is employed by the Company on such dates, respectively. On December 8, 2009, the Board of Directors of the Company amended all of the restricted share grants wherein, the vesting dates were changed to be January 1, 2012.

There have been no other awards granted to the above listed executive officers since March 31, 2010.  None of the named executive officers has exercised any stock options or similar instruments, and no options, restricted stock or similar instruments have vested to the named executive officers during the year ended March 31, 2010.

 Employee Benefits Plans

Pension Benefits

We do not sponsor any qualified or non-qualified pension benefit plans.

Nonqualified Deferred Compensation

We do not maintain any non-qualified defined contribution or deferred compensation plans. We sponsor a tax qualified defined contribution 401(k) plan in which all eligible executive officers and employees may participate.

Employment Agreements

Employment Agreement with Michael D. Suder

We are a party to an employment agreement with Michael D. Suder, our Chief Executive Officer and President, which expires April 30, 2013.  The agreement provides for a base annual salary of $300,000 and allows Mr. Suder to participate in any of the Company’s executive benefit plans.  Pursuant to the agreement, Mr. Suder was entitled to 480,690 shares of the Company’s common stock at a purchase price of $.001 per share.  Pursuant to the agreement, the Company granted Mr. Suder common stock purchase options to acquire 1,321,898 shares of the Company’s common stock at an exercise price of $2.00 per share.  In December 2008, Mr. Suder voluntarily cancelled the 1,321,898 common stock purchase options acquired pursuant to the agreement and received 1,321,898 shares of common stock from the Board at no additional consideration.

Mr. Suder’s employment agreement may be terminated, with or without cause (as defined in the agreement). If we terminate the employment agreement for cause or on account of death or disability or if Mr. Suder terminates the agreement for any reason, Mr. Suder is entitled to no further compensation or benefits other than those earned through the date of termination, provided, however, that if we terminate the employment agreement on account of death or disability, Mr. Suder’s heirs shall be entitled to continue to participate in any executive benefit plan, to the extent provided in such plan or as may be required by law.  If we terminate the agreement for any reason other than for cause, death or disability, (i) we will provide severance of continued payment of cash compensation at a rate of Mr. Suder’s then current base annual salary for a period equal to the lesser of the balance of the term of the agreement or 6 months, (ii) we will provide Mr. Suder and his spouse and dependents, if any, with medical benefits comparable to such benefits received prior to termination, for up to 12 months, or the cash equivalent of such benefits; and (iii) all securities issued to Mr. Suder that remain subject to vesting shall immediately vest and become exercisable for a period of up to 12 months.

The Company has agreed to indemnify Mr. Suder against all claims, losses and expenses sustained by him as a result of any action taken by him in good faith and furtherance of the Company’s business and within the scope of Mr. Suder’s duties and authority, in connection with any and all claims by stockholders or third parties which are based on such actions.

Employment Agreement with Dale T. Chatagnier

We are a party to an employment agreement with Dale T. Chatagnier, our Chief Operating Officer, which expires in May 13, 2013, and automatically renews for successive periods of one year after May 13, 2013, unless either party gives notice to the other party that such party desires to terminate the agreement.  The agreement provides for a base annual salary of $225,000 and allows Mr. Chatagnier to participate in any of the Company’s executive benefit plans.  Pursuant to the agreement, Mr. Chatagnier was entitled to purchase 120,173 shares of the Company’s common stock, pursuant to the 2008 Plan, at a purchase price of $.001 per share.  Pursuant to the agreement, the Company granted Mr. Chatagnier 480,690 common stock purchase options at an exercise price of $2.60 per share.  In December 2008, Mr. Chatagnier voluntarily cancelled his common stock purchase options acquired pursuant to the agreement and received 480,690 shares of common stock from the Board at no additional consideration.

Mr. Chatagnier’s employment agreement may be terminated, with or without cause (as defined in the agreement). If we terminate the employment agreement for cause or on account of death or disability or if Mr. Chatagnier terminates the agreement for any reason, Mr. Chatagnier is entitled to no further compensation or benefits other than those earned through the date of termination, provided, however, that if we terminate the employment agreement on account of death or disability, Mr. Chatagnier’s heirs shall be entitled to continue to participate in any executive benefit plan, to the extent provided in such plan or as may be required by law.  If we terminate the agreement for any reason other than for cause, death or disability, (i) we will provide severance of continued payment of cash compensation at a rate of Mr. Chatagnier’s then current base annual salary for a period equal to the lesser of the balance of the term of the agreement or 6 months, (ii) we will provide Mr. Chatagnier and his spouse and dependents, if any, with medical benefits comparable to such benefits received prior to termination, for up to 12 months, or the cash equivalent of such benefits; and (iii) all securities issued to Mr. Chatagnier that remain subject to vesting shall immediately vest and become exercisable for a period of up to 12 months.

The Company has agreed to indemnify Mr. Chatagnier against all claims, losses and expenses sustained by him as a result of any action taken by him in good faith and furtherance of the Company’s business and within the scope of Mr. Chatagnier’s duties and authority, in connection with any and all claims by stockholders or third parties which are based on such actions.

Employment Agreement with Francis Marrocco

We are a party to an employment agreement with Francis Marrocco, our Chief Commercial Officer, which expires in May 13, 2013, and automatically renews for successive periods of one year after May 13, 2013, unless either party gives notice to the other party that such party desires to terminate the agreement.  The agreement provides for a base annual salary of $237,500 and allows Mr. Marrocco to participate in any of the Company’s executive benefit plans. Pursuant to the agreement, Mr. Marrocco was entitled to purchase 120,173 shares of the Company’s common stock, pursuant to the 2008 Plan, at a purchase price of $.001 per share.  Pursuant to the agreement, the Company granted Mr. Marrocco 480,690 common stock purchase options at an exercise price of $3.77 per share.   In December 2008, Mr. Marrocco voluntarily cancelled his common stock purchase options acquired pursuant to the agreement and received 480,690 shares of common stock from the Board at no additional consideration.

Mr. Marrocco’s employment agreement may be terminated, with or without cause (as defined in the agreement). If we terminate the employment agreement for cause or on account of death or disability or if Mr. Marrocco terminates the agreement for any reason, Mr. Marrocco is entitled to no further compensation or benefits other than those earned through the date of termination, provided, however, that if we terminate the employment agreement on account of death or disability, Mr. Marrocco’s heirs shall be entitled to continue to participate in any executive benefit plan, to the extent provided in such plan or as may be required by law. If we terminate the agreement for any reason other than for cause, death or disability, (i) we will provide severance of continued payment of cash compensation at a rate of Mr. Marrocco’s then current base annual salary for a period equal to the lesser of the balance of the term of the agreement or 6 months, (ii) we will provide Mr. Marrocco and his spouse and dependents, if any, with medical benefits comparable to such benefits received prior to termination, for up to 12 months, or the cash equivalent of such benefits; and (iii) all securities issued to Mr. Marrocco that remain subject to vesting shall immediately vest and become exercisable for a period of up to 12 months.

The Company has agreed to indemnify Mr. Marrocco against all claims, losses and expenses sustained by him as a result of any action taken by him in good faith and furtherance of the Company’s business and within the scope of Mr. Marrocco’s duties and authority, in connection with any and all claims by stockholders or third parties which are based on such actions.

Potential Payments Upon Termination or Change in Control

Assuming the employment of our named executive officers were to be terminated without cause, each as of March 31, 2010, the following individuals would be entitled to payments in the amounts set forth opposite to their name in the below table:

Cash Severance
Michael D. Suder	Up to $150,000
Dale T. Chatagnier	Up to $112,500
Francis Marrocco	Up to $118,750

We are obligated to pay Mr. Suder the above sum if he resigns for good reason. We are not obligated to make any cash payments to the other executives if their employment is terminated by us for cause, or in the event of death or disability, other than the payment of accrued but unpaid annual salary and vacation time, reimbursement of business expenses.  If employment of the above-named executives is terminated by reason of death or disability, the heirs of the deceased shall, in certain circumstances, be entitled to continue to participate in certain employee benefits plans.  A change in control does not affect the amount or timing of these cash severance payments.

Assuming the employment of our named executive officers were to be terminated without cause or for good reason, each as of July 07, 2010, the following individuals would be entitled to accelerated vesting of their outstanding stock options and common stock awards described in the table below:

	Value of Equity Awards: Termination Without Cause or For Good Reason (1)		Value of Equity Awards: In Connection With a Change in Control
Michael D. Suder	$1,227,965	(2)	$1,227,965
Dale T. Chatagnier	$472,802	(3)	$472,802
Francis Marrocco	$472,802	(3)	$472,802

(1)           The market price of our common stock on the OTCBB on July 07, 2010 was $0.35 per share

(2)           Includes 2,802,588 shares of unvested restricted common stock and, unexercised options to purchase 705,882 shares of common stock.

(3)           Includes 1,350,863 shares of unvested restricted common stock.

DIRECTOR COMPENSATION

Summary of Director Compensation

For the years 2008 and 2009, each member of the Board of Directors was paid a fee of $25,000 as of August 1.  Each director was also paid $1,000 for participating in-person at board and committee meetings and $500 for participating in board and committee meetings via teleconference.

At the June 23, 2010 meeting of the Board of Directors, a resolution was unanimously passed, stating that beginning with the election of the Board of Directors in September 2010 and beyond, each member of the Board of Directors will be paid an annual fee of $20,000 and that directors would not be compensated for participating in board or committee meetings, whether held in person or via teleconference.  Board members will be reimbursed for approved and reasonable travel and other related expenses.

Blackwater Midstream Corp. 2008 Incentive Plan

Prior to August 2009, annually, as of August 1, each member of the Board of Directors was to be awarded shares of restricted common stock or common stock purchase options as outlined below via our 2008 Incentive Plan.  Such compensation was awarded on May 7, 2009.  Our directors had the option to choose one of the following methods of compensation:

 A)   Up to $60,000 in value of shares of the Company’s common stock at the grant date with immediate vesting, or

 B)    Stock options equal to double the number of shares of stock equal to $60,000 at the grant date, with immediate vesting.

On May 7, 2009, each of the Company’s four directors elected to receive $120,000 worth of stock options (705,882 options) valued on the grant date at $0.17, which is also the exercise price.  These options were expensed by the Company in May 2009 at $435,274 using a Black-Scholes per share valuation of approximately $0.154.

Had each of the directors chosen to receive $60,000 worth of the Company’s shares on this date (352,941 shares), the price would have also been $0.17, but the Company would have expensed $240,000.

As of August, 2009, and through December 2009, our 2008 Incentive Plan often did not have adequate shares available to issue or grant shares or options to the Board of Directors as called for in the Company’s 2008 Incentive Plan; therefore the Board decided to create a new non-employee directors stock incentive plan.

Blackwater Midstream Corp. 2009 Non-Employee Directors Stock Incentive Plan

On December 7, 2009, the Board of Directors of the Company adopted the Blackwater Midstream Corp. 2009 Non-Employee Directors Stock Incentive Plan.  The Plan allows non-employee directors to receive up to an aggregate amount of stock options, not to exceed 2,000,000 shares, of the common stock of the Company. The Plan also establishes a vesting schedule and other terms and conditions.  The Plan must be ratified by the Company’s Shareholders.

On December 7, 2009, pursuant to the Company’s 2009 Non-Employee Directors Stock Incentive Plan, the Company granted 1,200,000 shares of stock options with a fair value of approximately $383,631 to three non-employee directors as follows.  The options vest in three periods: 171,426 options vested immediately on December 7, 2009, 514,287 options will vest on the date of the Company’s annual shareholders’ meeting in 2010, and 514,287 options will vest on the date of the Company’s annual shareholders’ meeting in 2011-if the recipients are directors at that time.  The exercise price for the stock options was based on the Company’s closing stock price on the date of grant, which was $0.35 per share.

The grant-date fair value for the stock options was estimated using a Black-Scholes option valuation model which incorporated the following assumptions

Grant-Date Fair Value	$0.35
Expected Term	5
Expected Volatility	148%
Risk-Free Interest rate	2.19
Expected Dividend Distributions	N/A

On December 8, 2009 the Board of Directors authorized Director Mathijs van Houweninge to receive $40,000 in shares of restricted common stock, pursuant to the Company’s 2008 Incentive Plan: 60,000 shares were granted as of December 8, 2009 with a share price of $0.32 per share, which vested immediately.  The remaining 61,176 shares were granted and issued on January 4, 2010 with a share price of $0.34 per share, and vested immediately upon such grant.

Each director is personally responsible for their personal income taxes as a result of the above-referenced awards. Our directors are not precluded from serving us in any other capacity and receiving compensation therefore.

The following table summarizes compensation that our directors received during the fiscal year ending March 31, 2009 and March 31, 2010 for services as members of our Board of Directors.

Name		Fees Earned or Paid in Cash ($)	Stock Awards ($)	Options Awards ($)	Non-equity incentive plan compensation ($)	Nonqualified deferred compensation earnings ($)	All Other Compensation ($)		Total ($)
Christopher A. Wilson:	2009	$30,000	0	$120,000	0	0	0	(1)	$150,000
	2010	$33,000	0	$140,000	0	0	0	(1)	$173,000
Michael D. Suder:	2009	$29,000	0	$120,000	0	0	0		$149,000
	2010	$32,500	0	$0	0	0	0		$32,500
Herbert N. Whitney:	2009	$30,000	0	$120,000	0	0	0		$150,000
	2010	$33,000	0	$140,000	0	0	0		$173,000
Mathijs van Houweninge:	2009	$29,500	0	$120,000	0	0	0		$149,500
	2010	$33,000	$40,000	$140,000	0	0	0		$213,000

(1)      Does not include $17,889 paid to the law firm of Wilson, Haglund & Paulsen, PC for legal services rendered during the fiscal year ended March 31, 2009. Mr. Wilson is a partner in Wilson, Haglund & Paulsen, P.C.

Certain Relationships

Certain Relationships and Related Transactions.

 In December 2008, we borrowed $125,000 and $100,000 from Ter Mast Beheer Utrecht, B.V. and Isaac Suder, respectively, and recorded the receipt of these funds as a current liability; in advance of agreeing to loan terms and security agreements. In January 2009 we borrowed $75,000 from No Logo Air, Inc. and recorded the receipt of these funds as a current liability. On January 20, 2009, we entered into a loan and security agreement, effective January 1, 2009, with each of Ter Mast Beheer Utrecht, B.V., No Logo Air, Inc. and Isaac Suder, in the principal amount of $125,000, $75,000 and $100,000, respectively. Ter Mast Beheer Utrecht, B.V. and No Logo Air, Inc. are each owned and controlled by Mathijs van Houweninge, a director of the Company; Isaac Suder is the father of Michael Suder, a director of the Company and its then President and Chief Executive Officer. Collectively, Ter Mast Beheer Utrecht, B.V., No Logo Air, Inc. and Isaac Suder are hereinafter referred to as the "Creditors".

The insider loans bore interest at the annual rate of 12%.  Monthly installments of interest only payments began on January 31, 2009 and continued through final payment.  In addition, principal installments of $9,015, $5,409 and $7,212 to Ter Mast Beheer Utrecht B.V., No Logo Air, Inc. and Isaac Suder, respectively, commenced on April 30, 2009 and continued through final payment.  All unpaid principal and accrued and unpaid interest on the insider loans was originally scheduled to be finally due and payable on June 30, 2010.

The insider loans were secured by a security interest on our interest in our wholly owned subsidiary, BWNO, including, but not necessarily limited to, all distributions, rents, fruits, profits, revenues, and other interests, however produced or derived from such interest (collectively, the "Collateral").

Additionally, the Company and the Creditors entered into an Intercreditor agreement, whereby the Creditors agreed that in the event of foreclosure on the Collateral, each Creditor ranks pari passu as amongst themselves.

In December 2009, the Company paid in full all remaining principal payments and any and all interest accrued as of the payment date.  In December 2009, the Board of Directors of the Company granted and issued restricted shares of the Company’s stock to the holders of the Insider Loans; 156,250 shares, 93,750 shares and 125,000 shares to Ter Mast Beheer Utrecht B.V., No Logo Air, Inc. and Isaac Suder, respectively.  These shares vested immediately and were expensed by the Company at $0.32 per share.  Pursuant to the issuance of these shares, the Company recorded an expense of $50,000, $30,000 and $40,000 for Ter Mast Beheer Utrecht B.V., No Logo Air, Inc. and Isaac Suder, respectively.

On January 28, 2009, Mathijs van Houweninge, one of our directors, was issued 406,845 shares of restricted common stock of the Company at the direction of Falcon Consulting Limited, of which Mr. Houweninge was an advisor.  Such shares represented a portion of the fees due to Falcon International Consulting Limited in consideration for placement agent services it rendered to the Company.

Related parties participated in both our September 2009 and our January 2010 convertible debt offerings.  The following table summarizes the related party participation:

OFFERING	INVESTOR	AMOUNT	RELATIONSHIP
September 2009	Frances Suder	$50,000	Mother (deceased) to Michael Suder, CEO & Director
September 2009	Jonathan Suder	100,000	Brother to Michael Suder, CEO & Director
September 2009	Nicolle Suder	30,000	Sister to Michael Suder, CEO & Director
January 2010	Isaac Suder	50,000	Father of Michael Suder, CEO & Director
January 2010	Nicolle Suder	20,000	Sister to Michael Suder, CEO & Director
	TOTAL	250,000

The Company does not currently have a procedure for the review, approval or ratification of any related party transaction.

Audit Related Matters

Principal Accountant Fees and Services

The firm of MaloneBailey, LLP has served as our independent auditors since October 8, 2008.  Aggregate fees billed by MaloneBailey, LLP as an independent registered public accounting firm, during the fiscal years ended March 31, 2010 and March 31, 2009 are as follows:

	MaloneBailey, LLP, Fiscal Year- Ended March 31, 2010	MaloneBailey, LLP, Fiscal Year- Ended March 31, 2009
Audit Fees	$64,000	$97,946
Audit-Related Fees	0	0
Tax Fees	0	0
All Other Fees	0	0
Total	$64,000	$97,946

Audit Fees —This category includes aggregate fees billed by our independent auditors for the audit of our annual financial statements included in our annual reports on Form 10-K, review of financial statements included in our quarterly reports on Form 10-Q and services that are normally provided by the auditor in connection with statutory and regulatory filings for those fiscal years.

Audit-Related Fees —This category consists of services by our independent auditors that, including accounting consultations on transaction related matters, are reasonably related to the performance of the audit or review of our financial statements and are not reported above under Audit Fees.

Tax Fees —This category consists of professional services rendered for tax compliance and preparation of our corporate tax returns and other tax advice.

All Other Fees —During the years ended March 31, 2010 and 2009 MaloneBailey, LLP did not incur any fees for other professional services.

 Change in the Company’s Principal Accountant

During the Company's two most recent fiscal years and in the subsequent interim period prior to October 8, 2008, the Company did not consult with MaloneBailey, LLP regarding (i) the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company's consolidated financial statements and no written or oral advice was provided by MaloneBailey, LLP that was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue or (ii) any matter that was either the subject of a disagreement or event, as set forth in Item 304(a)(1)(iv) or Item 304(a)(1)(v) of Regulation S-K.

A representative from MaloneBailey, LLP will not be present at the Annual Meeting; however, shareholder questions can be addressed to the Company or directly to MaloneBailey, LLP at 10350 Richmond Avenue, Suite 800, Houston, Texas 77042; telephone 713-343-4200.

Pre-Approval Policies and Procedures

 In accordance with the SEC’s auditor independence rules, the Audit Committee has established the following policies and procedures by which it approves in advance any audit or permissible non-audit services to be provided to the Company by its independent auditor.

 Prior to the engagement of the independent auditors for any fiscal year’s audit, management submits to the Audit Committee for approval lists of recurring audit, audit-related, tax and other services expected to be provided by the independent auditors during that fiscal year. The Audit Committee adopts pre-approval schedules describing the recurring services that it has pre-approved, and is informed on a timely basis, and in any event by the next scheduled meeting, of any such services rendered by the independent auditor and the related fees.

 The fees for any services listed in a pre-approval schedule are budgeted, and the Audit Committee requires the independent auditor and management to report actual fees versus the budget periodically throughout the year. The Audit Committee will require additional pre-approval if circumstances arise where it becomes necessary to engage the independent auditor for additional services above the amount of fees originally pre-approved. Any audit or non-audit service not listed in a pre-approval schedule must be separately pre-approved by the Audit Committee on a case-by-case basis.

 Every request to adopt or amend a pre-approval schedule or to provide services that are not listed in a pre-approval schedule must include a statement by the independent auditors as to whether, in their view, the request is consistent with the SEC’s rules on auditor independence.

 The Audit Committee will not grant approval for:

•	any services prohibited by applicable law or by any rule or regulation of the SEC or other regulatory body applicable to the Company;
•	provision by the independent auditors to the Company of strategic consulting services of the type typically provided by management consulting firms; or
•
the retention of the independent auditors in connection with a transaction initially recommended by the independent auditors, the tax treatment of which may not be clear under the Internal Revenue Code and related regulations and which it is reasonable to conclude will be subject to audit procedures during an audit of the Company’s financial statements.

 Tax services proposed to be provided by the auditor to any director, officer or employee of the Company who is in an accounting role or financial reporting oversight role must be approved by the Audit Committee on a case-by-case basis where such services are to be paid for by the Company, and the Audit Committee will be informed of any services to be provided to such individuals that are not to be paid for by the Company.

 In determining whether to grant pre-approval of any non-audit services in the “all other” category, the Audit Committee will consider all relevant facts and circumstances, including the following four basic guidelines:

•	whether the service creates a mutual or conflicting interest between the auditor and the Company;
•	whether the service places the auditor in the position of auditing his or her own work;
•	whether the service results in the auditor acting as management or an employee of the Company; and
•	whether the service places the auditor in a position of being an advocate for the Company.

PROPOSAL NO. 1

ELECTION OF DIRECTOR

At the Company’s Annual Meeting to be held on September 2, 2010 (the “Annual Meeting”), one director will be elected by the Stockholders to serve on the Company’s Board of Directors until the next annual meeting of Stockholders or until a successor(s) is/are elected and shall qualify.  It is intended that the accompanying proxy will be voted for the election, as director, of the sole person named below, unless the proxy contains contrary instructions.  The Company has no reason to believe the nominee will not be a candidate or will be unable to serve.  However, in the event that the nominee should become unable or unwilling to serve as a director, the person named in the proxy has advised that he will vote for the election of such person(s) as shall be designated by the director.

On July 12, 2010, the duly elected members of the Board conducted an official meeting via teleconference to select a slate of nominees for Board positions for the upcoming year.  During that meeting, three of the four current members of the Board agreed to not seek to be nominated for reelection.  The current members not seeking nomination or reelection are Christopher Wilson, Mathijs van Houweninge and Herbert Whitney.  The Board then unanimously nominated current Board member Michael D. Suder as the Board’s sole nominee for reelection to the Company’s Board of Directors at the Annual Meeting.  Upon election by shareholders at the Annual Meeting, Mr. Suder would become the Company’s sole director.  As such, he may then exercise his authority and discretion, as per the bylaws of the Company, to make appointments to fill the remaining four vacant director seats.

Each of Mssrs. Wilson, van Houweninge and Whitney offered and agreed not to seek nomination or reelection without duress from or disagreement with the Company.  Rather, the decisions and actions were taken as a result of discussions, consultations and advice from major shareholders as to how best restructure the governance of the Company to better meet its goals and visions.  Each of the current members of the Board will serve until the end of his current term as director, being the election of directors at the Annual Meeting.  The remaining director seat, approved by the Board at its June 23, 2010 Board of Directors meeting, has never been seated.

The following sets forth the name and age of the sole nominee for election to the Board of Directors, his respective principal occupation and a brief employment history and the period during which he has served as a director of the Company.

Name	Age	Director Since
Michael D. Suder (1)	56	May 7, 2008

(1)           Member of the Disclosure Committee

Michael D. Suder. Mr. Suder has been the Chief Executive Office and a director of the Company since May 7, 2008, and our President since August 18, 2008.  From September 2005 through 2007, Mr. Suder was the Director of New Business Development for LBC Tank Terminals.  Prior to that time, from 2001 through 2005, Mr. Suder was the General Manager of Kinder Morgan Energy Partners LP's lower Mississippi River region.  Prior to his tenure with Kinder Morgan, Mr. Suder was the President/COO of Delta Terminal Services, Harvey, Louisiana from 1995 through December 2000.  Mr. Suder holds a B.A. degree from George Washington University in Washington, D.C.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF THE ABOVE NOMINEE.

PROPOSAL NO. 2

APPROVAL OF

THE BLACKWATER MIDSTREAM CORP. 2009 NON-EMPLOYEE DIRECTORS STOCK INCENTIVE PLAN

At the Annual Meeting, the stockholders are being asked to approve the Blackwater Midstream Corp. 2009 Non-Employee Directors Stock Incentive Plan (the “2009 Directors Plan”), a copy of which is attached hereto as Exhibit B.  The 2009 Directors Plan was adopted by written consent of the directors of the Board of Directors on December 7, 2009.

In December 2009 the Board of Directors issued an aggregate of 1,200,000 options of the Company’s common stock.

The following table discloses awards issued to the named directors that will become null and void if the 2009 Directors Plan is not approved by the Company’s stockholders:

NEW PLAN BENEFITS
Blackwater Midstream Corp. 2009 Non-Employee Directors Stock Incentive Plan
Name and Position	Total Dollar Value ($) (1)	Number of Stock Options	Number of Shares of Common Stock
Christopher A. Wilson, Director	$140,000	400,000	0
Herbert N. Whitney, Director	$140,000	400,000	0
Mathijs van Houweninge, Director	$140,000	400,000	0
Non-Executive Director Group	$420,000	1,200,000	0

(1) The value of the awards was calculated using a per share price of $0.35, the closing price of our common stock on December 7, 2009.

On December 7, 2009, pursuant to the Company’s 2009 Non-Employee Directors Stock Incentive Plan, the Company granted 1,200,000 shares of stock options with a fair value of approximately $383,631 to the three non-employee directors as follows, vesting in three periods:
(1) 171,426 options vested immediately on December 7, 2009,
(2) 514,287 options will vest on the date of the Company’s Annual Meeting in 2010-if the recipients are directors at that time, and
(3) 514,287 options will vest on the date of the Company’s Annual Meeting in 2011-if the recipients are directors at that time.

Summary of Blackwater Midstream Corp. 2009 Non-Employee Directors Stock Incentive Plan

Purpose. This 2009 Non-Employee Directors Stock Incentive Plan (this “Plan”) is established to provide equity incentives for certain non-employee members of the Board of Directors of Blackwater Midstream Corp. by granting such persons options to purchase shares of stock of the Corporation.

2. Adoption and Stockholder Approval. This Plan will become effective on the time and date (the “Effective Date”) on which it is adopted by the Board of Directors of the Corporation (the “Board”).  This Plan shall be approved by the stockholders of the Corporation, consistent with applicable laws, within twelve (12) months after the date this Plan is adopted by the Board.

3. Types of Options. Options granted under this Plan shall be non-qualified stock options (“NQSOs”). The shares of stock that may be purchased upon exercise of Options granted under this Plan (the “Shares”) are shares of the Common Stock of the Corporation.

4. Number of Shares. The maximum number of Shares that may be issued pursuant to Options granted under this Plan (the “Maximum Number”) is 2,000,000 Shares, subject to adjustment as provided in this Plan.

5. Administration. This Plan shall be administered by the Board or by a committee of not less than two members of the Board appointed to administer this Plan (the “Committee”). As used in this Plan, references to the Committee shall mean either such Committee or the Board if no Committee has been established. The interpretation by the Committee of any of the provisions of this Plan or any Option granted under this Plan shall be final and binding upon the Corporation and all persons having an interest in any Option or any Shares purchased pursuant to an Option.

6. Eligibility and Grant Formula.

6.1 Eligibility. Options shall be granted only to directors of the Corporation who are not employees of the Corporation or any Parent, Subsidiary or Affiliate of the Corporation, as those terms are defined in Section 17 below (each such person referred to as a “Recipient”).

6.2 Initial Option Grant.  Each non-employee Director, who is a member of the Board of Directors on the Effective Date, shall automatically be granted an Option to purchase a number of shares (the “Initial Grant”) having an aggregate exercise price at the Fair Market Value on the Effective Date equal to $140,000 determined as follows: (i) $20,000 for service from September 2009 to September 2010, $60,000 for service from September 2010 to September 2011 and (iii) $60,000 for service from September 2011 to September 2012 .  Such options shall vest as set forth below.

6.3 Succeeding Grants. If any Director remains a director after September 2012, then each such Director shall automatically be granted an Option to purchase a number of shares having an aggregate exercise price at the Fair Market Value on the Start Date of $60,000 which shall vest immediately on the Start Date (each a “Succeeding Grant”).

7. Terms and Conditions of Options. Subject to the following and to Section 6 above:

7.1 Form of Option Grant. Each Option granted under this Plan shall be evidenced by a written Stock Option Grant (“Grant”) in such form (which need not be the same for each Recipient) as the Committee shall from time to time approve, which Grant shall comply with and be subject to the terms and conditions of this Plan.

7.2 Vesting. The date a Recipient receives an Initial Grant or a Succeeding Grant is referred to in this Plan as the “Start Date” for such Option.

(a) Initial Grants. Each Initial Grant will vest as to $20,000 in total exercise price of the Shares on the Start Date of the Initial Grant, and the remainder will vest in two equal annual installments of $60,000 each on the date of the annual meeting of stockholders in 2010 and 2011, respectively, so long as the Recipient continuously remains a director or, as determined by the Board in the Initial Grant or the Succeeding Grant, a consultant of the Corporation on such dates.

(b) Succeeding Grants. Each Succeeding Grant will vest in full on the Start Date of such Succeeding Grant.

7.3 Exercise Price. The exercise price of an Option shall be the Fair Market Value (as defined in Section 17.4) of the Shares, at the time that the Option is granted.

7.4 Termination of Option. Except as provided below in this Section, each Option shall expire ten (10) years after its Start Date (the “Expiration Date”). The Option shall cease to vest when the Recipient ceases to be a member of the Board or, as determined by the Board in the Initial Grant or the Succeeding Grant, a consultant of the Corporation. The date on which the Recipient ceases to be a member of the Board or, as determined by the Board in the Initial Grant or the Succeeding Grant, a consultant of the Corporation shall be referred to as the “Termination Date”.  An Option may be exercised after the Termination Date only as set forth below:

(a) Termination Generally. If the Recipient ceases to be a member of the Board or, as determined by the Board in the Initial Grant or the Succeeding Grant, a consultant of the Corporation for any reason except death of the Recipient or disability of the Recipient (whether temporary or permanent, partial or total, as determined by the Committee), then each Option then held by such Recipient, to the extent (and only to the extent) that it would have been exercisable by the Recipient on the Termination Date, may be exercised by the Recipient no later than six (6) months after the Termination Date, but in no event later than the Expiration Date.

(b) Death or Disability. If the Recipient ceases to be a member of the Board or, as determined by the Board in the Initial Grant or the Succeeding Grant, a consultant of the Corporation because of the death of the Recipient or the disability of the Recipient (whether temporary or permanent, partial or total, as determined by the Committee), then each Option then held by such Recipient to the extent (and only to the extent) that it would have been exercisable by the Recipient on the Termination Date, may be exercised by the Recipient (or the Recipient's legal representative) no later than twelve (12) months after the Termination Date, but in no event later than the Expiration Date.

8. Exercise of Options.

8.1 Exercise Period. Subject to the provisions of Section 9.5 below, Options shall be exercisable as they vest.

8.2 Notice. Options may be exercised only by delivery to the Corporation of an exercise agreement in a form approved by the Committee stating the number of Shares being purchased, the restrictions imposed on the Shares and such representations and agreements regarding the Recipient's investment intent and access to information as may be required by the Corporation to comply with applicable securities laws, together with payment in full of the exercise price for the number of Shares being purchased.

8.3 Payment. Payment for the Shares purchased upon exercise of an Option may be made (a) in cash or by check; (b) by surrender of shares of Common Stock of the Corporation that have been owned by the Recipient for more than six (6) months (and which have been paid for within the meaning of SEC Rule 144) or were obtained by the Recipient in the open public market, having a Fair Market Value equal to the exercise price of the Option; (c) by waiver of compensation due or accrued to the Recipient for services rendered; (d) provided that a public market for the Corporation's stock exists, through a “same day sale” commitment from the Recipient and a broker-dealer that is a member of the National Association of Securities Dealers (an “NASD Dealer”) whereby the Recipient irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased to pay for the exercise price and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the exercise price directly to the Corporation; (e) provided that a public market for the Corporation's stock exists, through a “margin” commitment from the Recipient and an NASD Dealer whereby the Recipient irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the exercise price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the exercise price directly to the Corporation; or (f) by any combination of the foregoing.

8.4 Withholding Taxes. Prior to issuance of the Shares upon exercise of an Option, the Recipient shall pay or make adequate provision for any federal or state withholding obligations of the Corporation, if applicable.

8.5 Limitations on Exercise. Notwithstanding the exercise periods set forth in the Grant, exercise of an Option shall always be subject to the following limitations:

(a) An Option shall not be exercisable unless such exercise is in compliance with the Securities Act of 1933, as amended (the “Securities Act”) and all applicable state securities laws, as they are in effect on the date of exercise.

(b) The Committee may specify a reasonable minimum number of Shares that may be purchased upon any exercise of an Option, provided that such minimum number will not prevent the Recipient from exercising the full number of Shares as to which the Option is then exercisable.

9. Nontransferability of Options. During the lifetime of the Recipient, an Option shall be exercisable only by the Recipient or by the Recipient's guardian or legal representative, unless otherwise determined by the Committee. No Option may be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent and distribution, unless otherwise determined by the Committee.

10. Privileges of Stock Ownership.  No Recipient shall have any of the rights of a stockholder with respect to any Shares subject to an Option until the Option has been validly exercised. No adjustment shall be made for dividends or distributions or other rights for which the record date is prior to the date of exercise, except as provided in this Plan. The Corporation shall provide to each Recipient a copy of the annual financial statements of the Corporation at such time after the close of each fiscal year of the Corporation as they are released by the Corporation to its stockholders.

11. Adjustment of Shares. In the event that the number of outstanding shares of Common Stock of the Corporation is changed by a stock dividend, stock split, reverse stock split, combination, reclassification or similar change in the capital structure of the Corporation without consideration, the number of Shares available under this Plan and the number of Shares subject to outstanding Options and the exercise price per share of such outstanding Options shall be proportionately adjusted, subject to any required action by the Board or stockholders of the Corporation and compliance with applicable securities laws; provided, however, that no fractional shares shall be issued upon exercise of any Option and any resulting fractions of a Share shall be rounded up to the nearest whole Share.

12. No Obligation to Continue as Director. Nothing in this Plan or any Option granted under this Plan shall confer on any Recipient any right to continue as a Director of the Corporation.

13. Compliance With Laws. The grant of Options and the issuance of Shares upon exercise of any Options shall be subject to and conditioned upon compliance with all applicable requirements of law, including without limitation compliance with the Securities Act, compliance with all other applicable state securities laws and compliance with the requirements of any stock exchange or national market system on which the Shares may be listed. The Corporation shall be under no obligation to register the Shares with the SEC or to effect compliance with the registration or qualification requirement of any state securities laws, stock exchange or national market system.

14. Acceleration of Options on Certain Corporate Transactions. In the event of (a) a dissolution or liquidation of the Corporation, (b) a merger or consolidation in which the Corporation is not the surviving corporation (other than a merger or consolidation with a wholly-owned subsidiary, a reincorporation of the Corporation in a different jurisdiction, or other transaction in which there is no substantial change in the stockholders of the Corporation or their relative stock holdings and the Options granted under this Plan are assumed, converted or replaced by the successor corporation, which assumption, conversion or replacement will be binding on all Recipients), (c) a merger in which the Corporation is the surviving corporation but after which the stockholders of the Corporation (other than any stockholder which merges (or which owns or controls another corporation which merges) with the Corporation in such merger) cease to own their shares or other equity interests in the Corporation, (d) the sale of substantially all of the assets of the Corporation, or (e) the acquisition, sale or transfer of more than 50% of the outstanding shares of the Corporation by tender offer or similar transaction, the vesting of all options granted pursuant to this Plan will accelerate and the options will become exercisable in full prior to the consummation of such event at such times and on such conditions as the Committee determines, and must be exercised, if at all, within twelve months of the consummation of said event. Any Options not exercised within such twelve-month period shall expire. In the event of any merger or sale described in Section 14(b) or (d) above, the surviving corporation or acquiring corporation shall adopt and assume the Plan and all Options granted thereunder, which shall be converted into Options to acquire a corresponding number of shares of common stock of such surviving corporation or acquiring corporation, unless otherwise unanimously approved by the Board.

15. Amendment or Termination of Plan. The Board may at any time terminate or amend this Plan or any outstanding option, provided that the Board may not terminate or amend the terms of any outstanding Option without the consent of the Recipient. In any case, no amendment of this Plan may adversely affect any then outstanding Options or any unexercised portions thereof without the written consent of the Recipient.

16. Term of Plan. Options may be granted pursuant to this Plan from time to time within a period of ten (10) years from the Effective Date.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE
BLACKWATER MIDSTREAM CORP. 2009 NON-EMPLOYEE DIRECTORS STOCK INCENTIVE PLAN

PROPOSAL NO. 3

RATIFICATION OF INDEPENDENT AUDITORS

The Audit Committee has appointed MaloneBailey, LLP as independent auditors to audit the financial statements of the Company for the fiscal year ending March 31, 2010 and March 31, 2011, and the Board of Directors is asking stockholders to ratify that appointment.

If the selection of MaloneBailey, LLP is not ratified, or if prior to the next annual meeting of stockholders such firm shall decline to act or otherwise become incapable of acting, or if its engagement shall be otherwise discontinued by the Board of Directors, the Board of Directors will appoint other independent auditors whose selection for any period subsequent to the next annual meeting will be subject to stockholder ratification at such meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF MALONEBAILEY, LLP AS BLACKWATER’S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING MARCH 31, 2010 AND FOR THE YEAR ENDING MARCH 31, 2011.

GENERAL

Management does not know of any matters other than those stated in this Proxy Statement that are to be presented for action at the meeting.  If any other matters should properly come before the meeting, it is intended that proxies in the accompanying form will be voted on any such other matters in accordance with the judgment of the persons voting such proxies.  Discretionary authority to vote on such matters is conferred by such proxies upon the persons voting them.

The Company will bear the cost of preparing, printing, assembling and mailing the proxy, Proxy Statement and other material which may be sent to stockholders in connection with this solicitation.  It is contemplated that brokerage houses will forward the proxy materials to beneficial owners at our request.  In addition to the solicitation of proxies by use of the mails, officers and regular employees of Blackwater Midstream Corp. may solicit proxies without additional compensation, by telephone or email.  We may reimburse brokers or other persons holding stock in their names or the names of their nominees for the expenses of forwarding soliciting material to their principals and obtaining their proxies.

A copy of our Annual Report on Form 10-K for the year ended March 31, 2010 (as filed with the SEC) including the financial statements thereto, is posted on the Company’s website at internet address: www.BlackWaterMidStream.com/proxy-materials.html .

Requests for additional copies should be directed to Donald St.Pierre, c/o Blackwater Midstream Corp., 660 LaBauve Drive, Westwego, Louisiana 70094.

COMMUNICATIONS WITH THE BOARD OF DIRECTORS

The Board of Directors maintains a process for stockholders to communicate with the Board of Directors.  Stockholders wishing to communicate with the Board of Directors or any individual director must mail a communication addressed to the Board or the individual director to the Board of Directors, c/o Blackwater Midstream Corp., 660 LaBauve Drive, Westwego, Louisiana 70094. Any such communication must state the number of shares of common stock beneficially owned by the stockholder making the communication.  All such communications will be forwarded to the full Board of Directors or to any individual director or directors to whom the communication is directed unless the communication is clearly of a marketing nature or is unduly hostile, threatening, illegal, or similarly inappropriate, in which case the Company has the authority to discard the communication or take appropriate legal action regarding the communication.

WHERE YOU CAN FIND MORE INFORMATION

The Company files annual, quarterly and current reports, proxy statements and other documents with the SEC under the Exchange Act.  Blackwater’s SEC filings made electronically through the SEC’s EDGAR system are available to the public at the SEC’s website at http://www.sec.gov.  You may also read and copy any document we file with the SEC at the SEC’s public reference room located at 100 F Street, NE, Room 1580, Washington, D.C. 20549.  Please call the SEC at (800) SEC-0330 for further information on the operation of the public reference room.  Additionally, reports filed with the SEC including the financial statements thereto, are posted on our website at internet address: www.BlackWaterMidStream.com/proxy-materials.html .

STOCKHOLDER PROPOSALS

The Annual Meeting of Stockholders for the fiscal year ending March 31, 2011 is expected to be held in September 2011.  Any stockholder proposal intended to be included in the Company’s proxy statement and form of proxy for presentation at the 2011 Annual Meeting of Stockholders pursuant to Rule 14a-8 (“Rule 14a-8”), as promulgated under the Securities Exchange Act of 1934, must be received by the Company not later than March 25, 2011.

Appendix A

BLACKWATER MIDSTREAM CORP

CHARTER - AUDIT COMMITTEE

Committee Role

The Committee's role is to act on behalf of the Board of Directors and oversee all material aspects of the Company's reporting, control, and audit functions, except those specifically related to the responsibilities of another standing committee of the Board. The Audit Committee's role includes a particular focus on the qualitative aspects of financial reporting to shareholders and on company processes for the management of business/financial risk and for compliance with applicable legal, ethical, and regulatory requirements. The Company’s Audit Committee Charter herein incorporates by reference into this Charter all Securities Exchange Act Rules, specifically Regulation 240.10A-3.

In addition, the Committee is responsible for:

(1) selection, appointment, compensation, retention and oversight of the work of the Company’s registered public independent accountants and audit firms;

(2) establishing procedures for the receipt, retention and treatment of complaints regarding accounting, internal controls and auditing matters;

(3) establishing procedures for the confidential, anonymous submission by employees of concerns regarding accounting and auditing matters;

(4) establishing internal financial controls;

(5) engaging outside advisors; and,

(6) funding for the outside auditor and any outside advisors engagement by the Audit Committee.

The role also includes coordination with other board committees and maintenance of strong, positive working relationships with management, external and internal auditors, counsel, and other committee advisors.

While the Committee has the responsibilities and authority set forth in this Charter, the Committee serves in an oversight role and is not responsible for planning or conducting audits or determining that the Company’s financial statements and disclosures are complete and accurate and are in accordance with the generally accepted accounting principles and applicable rules and regulations. Those are the responsibilities of the independent auditors and management, respectively.

Committee Membership

The Committee shall consist of the three or more directors. The Committee shall have access to its own counsel and other advisors at the Committee's sole discretion. Each member of the Committee shall be financially literate in the judgment of the Board. A Chairman of the Committee shall be appointed by the Board or, if the Board does not appoint a chairperson, the members of the Committee may designate a chairperson by majority vote of the full membership of the Committee.

Committee Operating Principles

The Committee shall fulfill its responsibilities within the context of the following overriding principles:

(1)
Communications - The chairperson and others on the Committee shall, to the extent appropriate, have contact throughout the year with senior management, other committee chairpersons, and other key committee advisors, external and internal auditors, etc., as applicable, to strengthen the Committee's knowledge of relevant current and prospective business issues.

(2)
Committee Education/Orientation - The Committee, with management, shall develop and participate in a process for review of important financial and operating topics that present potential significant risk to the company. Additionally, individual committee members are encouraged to participate in relevant and appropriate self-study education to assure understanding of the business and environment in which the company operates.

(3)
Annual Plan - The Committee, with input from management and other key committee advisors shall develop an annual plan responsive to the "primary committee responsibilities" detailed herein. The annual plan shall be reviewed and approved by the full Board.

(4)
Meeting Agenda - Committee meeting agendas shall be the responsibility of the Committee chairperson, with input from Committee members. It is expected that the chairperson would also ask for management and key committee advisors, and perhaps others, to participate in this process.

(5)
Committee Expectations and Information Needs - The Committee shall communicate Committee expectations and the nature, timing, and extent of Committee information needs to management, internal audit, and external parties, including external auditors. Written materials, including key performance indicators and measures related to key business and financial risks, shall be received from management, auditors, and others at least one week in advance of meeting dates. Meeting conduct will assume Board members have reviewed written materials in sufficient depth to participate in committee/board dialogue.

(6)	External Resources -The Committee shall be authorized to access internal and external resources, as the Committee requires, carrying out its responsibilities.

(7)
Committee Meeting Attendees - The Committee shall request members of management, counsel, internal audit, and external auditors, as applicable, to participate in committee meetings, as necessary, to carry out the committee responsibilities. Periodically and at least annually, the Committee shall meet in private session with only the Committee members. It shall be understood that either internal or external auditors, or counsel, may, at any time, request a meeting with the Audit Committee or Committee chairperson with or without management attendance. In any case, the Committee shall meet in executive session separately with internal and external auditors, at least annually.

(8)
Reporting to the Board of Directors - The Committee, through the Committee chairperson, shall report periodically, as deemed necessary, but at least semi-annually, to the full Board. In addition, summarized minutes from Committee meetings, separately identifying monitoring activities from approvals, shall be available to each Board member at least one week prior to the subsequent Board of Directors meeting.

(9)
Committee Self Assessment - The Committee shall review, discuss, and assess its own performance as well as the Committee role and responsibilities, seeking input from senior management, the full Board, and others. Changes in role and/or responsibilities, if any, shall be recommended to the full Board for approval.

Meeting Frequency

The Committee will meet at such times as shall be scheduled by the Chairperson. The Committee may meet in executive session or may request the attendance at any meeting the independent auditors, the internal auditor, representatives of management, or counsel to the Company.

Reporting to Shareholders

The Committee shall make available to shareholders a summary report on the scope of its activities. This may be identical to the report that appears in the Company's annual report.

Committee's Relationship with External and Internal Auditors

(1)	The external auditors, in their capacity as independent public accountants, shall be responsible to the Board of Directors and the Audit Committee as representatives of the shareholders.

(2)
As the external auditors review financial reports, they will be reporting to the Audit Committee. They shall report all relevant issues to the Committee responsive to agreed-on committee expectations. In executing its oversight role, the Board or Committee should review the work of external auditors.

(3)
The Committee shall annually review the performance (effectiveness, objectivity, and independence) of the external and internal auditors. The Committee shall ensure receipt of a formal written statement from the external auditors consistent with standards set by the Independent Standards Board, Public Company Accounting Oversight Board, and the Securities and Exchange Commission. Additionally, the Committee shall discuss with the auditor relationships or services that may affect auditor objectivity or independence. If the Committee is not satisfied with the auditors' assurances of independence, it shall take or recommend to the full Board appropriate action to ensure the independence of the external auditor.

(4)	The internal audit function shall be responsible to the Board of Directors through the Audit Committee.

(5)
If either the internal or the external auditors identify significant issues relative to the overall board responsibility that have been communicated to management but, in their judgment, have not been adequately addressed, they should communicate these issues to the Committee chairperson.

(6)	Changes in the directors of internal audit or corporate compliance shall be subject to Committee approval.

Primary Committee Responsibilities
Monitor Financial Reporting and Risk Control Related Matters

The Committee should review and assess:

(1)
Risk Management - The Company's business risk management process, including the adequacy of the Company's overall control environment and controls in selected areas representing significant financial and business risk.

(2)	Annual Reports and Other Major Regulatory Filings - All major financial reports in advance of filings or distribution.

(3)
Internal Controls and Regulatory Compliance - The Company's system of internal controls for detecting accounting and reporting financial errors, fraud and defalcations, legal violations, and noncompliance with the corporate code of conduct.

(4)	Internal Audit Responsibilities - The annual audit plan and the process used to develop the plan. Status of activities, significant findings, recommendations, and management's response

(5)	Regulatory Examinations - SEC inquiries and the results of examinations by other regulatory authorities in terms of important findings, recommendations, and management's response.

(6)
External Audit Responsibilities - Auditor independence and the overall scope and focus of the annual/interim audit, including the scope and level of involvement with unaudited quarterly or other interim-period information.

(7)
Financial Reporting and Controls - Key financial statement issues and risks, their impact or potential effect on reported financial information, the processes used by management to address such matters, related auditor views, and the basis for audit conclusions. Important conclusions on interim and/or year-end audit work in advance of the public release of financials.

(8)
Auditor Recommendations - Important internal and external auditor recommendations on financial reporting, controls, other matters, and management's response. The views of management and auditors on the overall quality of annual and interim financial reporting.

The committee should review, assess, and approve:

(1)	The code of ethical conduct,

(2)	Changes in important accounting principles and the application thereof in both interim in and annual financial reports.

(3)	Significant conflicts of interest and related-party transactions.

(4)	External auditor performance and changes in external audit firm (subject to ratification by the full Board).

(5)	Internal auditor performance and changes in internal audit leadership and/or key financial management.

(6)
Procedures for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and (ii) the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

(7)	Pre-approve allowable services to be provided by the auditor.

Exhibit B

BLACKWATER MIDSTREAM CORP.

2009 NON-EMPLOYEE DIRECTORS STOCK INCENTIVE PLAN

 As adopted December 5, 2009

1. Purpose. This 2009 Non-Employee Directors Stock Incentive Plan (this “Plan”) is established to provide equity incentives for certain non-employee members of the Board of Directors of Blackwater Midstream Corp. (the “Corporation”), who are described in Section 6.1 below, by granting such persons options to purchase shares of stock of the Corporation.

2. Adoption and Stockholder Approval. This Plan will become effective on the time and date (the “Effective Date”) on which it is adopted by the Board of Directors of the Corporation (the “Board”).  This Plan shall be approved by the stockholders of the Corporation, consistent with applicable laws, within twelve (12) months after the date this Plan is adopted by the Board.

3. Types of Options. Options granted under this Plan shall be non-qualified stock options (“NQSOs”). The shares of stock that may be purchased upon exercise of Options granted under this Plan (the “Shares”) are shares of the Common Stock of the Corporation.

4. Number of Shares. The maximum number of Shares that may be issued pursuant to Options granted under this Plan (the “Maximum Number”) is 2,000,000 Shares, subject to adjustment as provided in this Plan. If any Option is terminated for any reason without being exercised in whole or in part, the Shares thereby released from such Option shall be available for purchase under other Options subsequently granted under this Plan. At all times during the term of this Plan, the Corporation shall reserve and keep available such number of Shares as shall be required to satisfy the requirements of outstanding Options granted under this Plan; provided, however that if the aggregate number of Shares subject to outstanding Options granted under this Plan plus the aggregate number of Shares previously issued by the Corporation pursuant to the exercise of Options granted under this Plan equals or exceeds the Maximum Number, then notwithstanding anything herein to the contrary, no further Options may be granted under this Plan until the Maximum Number is increased or the aggregate number of Shares subject to outstanding Options granted under this Plan plus the aggregate number of Shares previously issued by the Corporation pursuant to the exercise of Options granted under this Plan is less than the Maximum Number.

5. Administration. This Plan shall be administered by the Board or by a committee of not less than two members of the Board appointed to administer this Plan (the “Committee”). As used in this Plan, references to the Committee shall mean either such Committee or the Board if no Committee has been established. The interpretation by the Committee of any of the provisions of this Plan or any Option granted under this Plan shall be final and binding upon the Corporation and all persons having an interest in any Option or any Shares purchased pursuant to an Option.

6. Eligibility and Grant Formula.

6.1 Eligibility. Options shall be granted only to directors of the Corporation who are not employees of the Corporation or any Parent, Subsidiary or Affiliate of the Corporation, as those terms are defined in Section 17 below (each such person referred to as a “Recipient”).

6.2 Initial Option Grant.  Each non-employee Director, who is a member of the Board of Directors on the Effective Date, shall automatically be granted an Option to purchase a number of shares (the “Initial Grant”) having an aggregate exercise price at the Fair Market Value on the Effective Date equal to $140,000 on the date such Director becomes a member of the Board.  Such options shall vest as set forth below.

6.3 Succeeding Grants. If any Director remains a director after the third anniversary of the Effective Date, then each such Director shall automatically be granted an Option to purchase a number of shares having an aggregate exercise price at the Fair Market Value on the Start Date of $60,000 which shall vest immediately on the Start Date (each a “Succeeding Grant”).

7. Terms and Conditions of Options. Subject to the following and to Section 6 above:

7.1 Form of Option Grant. Each Option granted under this Plan shall be evidenced by a written Stock Option Grant (“Grant”) in such form (which need not be the same for each Recipient) as the Committee shall from time to time approve, which Grant shall comply with and be subject to the terms and conditions of this Plan.

7.2 Vesting. The date a Recipient receives an Initial Grant or a Succeeding Grant is referred to in this Plan as the “Start Date” for such Option.

(a) Initial Grants. Each Initial Grant will vest as to $20,000 in total exercise price of the Shares on the Start Date of the Initial Grant, and the remainder will vest in two equal annual installments of $60,000 each on the date of the annual meeting of stockholders in 2010 and 2011, respectively, so long as the Recipient continuously remains a director or, as determined by the Board in the Initial Grant or the Succeeding Grant, a consultant of the Corporation on such dates.

(b) Succeeding Grants. Each Succeeding Grant will vest in full on the Start Date of such Succeeding Grant.

7.3 Exercise Price. The exercise price of an Option shall be the Fair Market Value (as defined in Section 17.4) of the Shares, at the time that the Option is granted.

7.4 Termination of Option. Except as provided below in this Section, each Option shall expire ten (10) years after its Start Date (the “Expiration Date”). The Option shall cease to vest when the Recipient ceases to be a member of the Board or, as determined by the Board in the Initial Grant or the Succeeding Grant, a consultant of the Corporation. The date on which the Recipient ceases to be a member of the Board or, as determined by the Board in the Initial Grant or the Succeeding Grant, a consultant of the Corporation shall be referred to as the “Termination Date”. An Option may be exercised after the Termination Date only as set forth below:

(a) Termination Generally. If the Recipient ceases to be a member of the Board or, as determined by the Board in the Initial Grant or the Succeeding Grant, a consultant of the Corporation for any reason except death of the Recipient or disability of the Recipient (whether temporary or permanent, partial or total, as determined by the Committee), then each Option then held by such Recipient, to the extent (and only to the extent) that it would have been exercisable by the Recipient on the Termination Date, may be exercised by the Recipient no later than six (6) months after the Termination Date, but in no event later than the Expiration Date.

(b) Death or Disability. If the Recipient ceases to be a member of the Board or, as determined by the Board in the Initial Grant or the Succeeding Grant, a consultant of the Corporation because of the death of the Recipient or the disability of the Recipient (whether temporary or permanent, partial or total, as determined by the Committee), then each Option then held by such Recipient to the extent (and only to the extent) that it would have been exercisable by the Recipient on the Termination Date, may be exercised by the Recipient (or the Recipient's legal representative) no later than twelve (12) months after the Termination Date, but in no event later than the Expiration Date.

8. Exercise of Options.

8.1 Exercise Period. Subject to the provisions of Section 9.5 below, Options shall be exercisable as they vest.

8.2 Notice. Options may be exercised only by delivery to the Corporation of an exercise agreement in a form approved by the Committee stating the number of Shares being purchased, the restrictions imposed on the Shares and such representations and agreements regarding the Recipient's investment intent and access to information as may be required by the Corporation to comply with applicable securities laws, together with payment in full of the exercise price for the number of Shares being purchased.

8.3 Payment. Payment for the Shares purchased upon exercise of an Option may be made (a) in cash or by check; (b) by surrender of shares of Common Stock of the Corporation that have been owned by the Recipient for more than six (6) months (and which have been paid for within the meaning of SEC Rule 144) or were obtained by the Recipient in the open public market, having a Fair Market Value equal to the exercise price of the Option; (c) by waiver of compensation due or accrued to the Recipient for services rendered; (d) provided that a public market for the Corporation's stock exists, through a “same day sale” commitment from the Recipient and a broker-dealer that is a member of the National Association of Securities Dealers (an “NASD Dealer”) whereby the Recipient irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased to pay for the exercise price and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the exercise price directly to the Corporation; (e) provided that a public market for the Corporation's stock exists, through a “margin” commitment from the Recipient and an NASD Dealer whereby the Recipient irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the exercise price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the exercise price directly to the Corporation; or (f) by any combination of the foregoing.

8.4 Withholding Taxes. Prior to issuance of the Shares upon exercise of an Option, the Recipient shall pay or make adequate provision for any federal or state withholding obligations of the Corporation, if applicable.

8.5 Limitations on Exercise. Notwithstanding the exercise periods set forth in the Grant, exercise of an Option shall always be subject to the following limitations:

(a) An Option shall not be exercisable unless such exercise is in compliance with the Securities Act of 1933, as amended (the “Securities Act”) and all applicable state securities laws, as they are in effect on the date of exercise.

(b) The Committee may specify a reasonable minimum number of Shares that may be purchased upon any exercise of an Option, provided that such minimum number will not prevent the Recipient from exercising the full number of Shares as to which the Option is then exercisable.

9. Nontransferability of Options. During the lifetime of the Recipient, an Option shall be exercisable only by the Recipient or by the Recipient's guardian or legal representative, unless otherwise determined by the Committee. No Option may be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent and distribution, unless otherwise determined by the Committee.

10. Privileges of Stock Ownership.  No Recipient shall have any of the rights of a stockholder with respect to any Shares subject to an Option until the Option has been validly exercised. No adjustment shall be made for dividends or distributions or other rights for which the record date is prior to the date of exercise, except as provided in this Plan. The Corporation shall provide to each Recipient a copy of the annual financial statements of the Corporation at such time after the close of each fiscal year of the Corporation as they are released by the Corporation to its stockholders.

11. Adjustment of Shares. In the event that the number of outstanding shares of Common Stock of the Corporation is changed by a stock dividend, stock split, reverse stock split, combination, reclassification or similar change in the capital structure of the Corporation without consideration, the number of Shares available under this Plan and the number of Shares subject to outstanding Options and the exercise price per share of such outstanding Options shall be proportionately adjusted, subject to any required action by the Board or stockholders of the Corporation and compliance with applicable securities laws; provided, however, that no fractional shares shall be issued upon exercise of any Option and any resulting fractions of a Share shall be rounded up to the nearest whole Share.

12. No Obligation to Continue as Director. Nothing in this Plan or any Option granted under this Plan shall confer on any Recipient any right to continue as a Director of the Corporation.

13. Compliance With Laws. The grant of Options and the issuance of Shares upon exercise of any Options shall be subject to and conditioned upon compliance with all applicable requirements of law, including without limitation compliance with the Securities Act, compliance with all other applicable state securities laws and compliance with the requirements of any stock exchange or national market system on which the Shares may be listed. The Corporation shall be under no obligation to register the Shares with the SEC or to effect compliance with the registration or qualification requirement of any state securities laws, stock exchange or national market system.

14. Acceleration of Options on Certain Corporate Transactions. In the event of (a) a dissolution or liquidation of the Corporation, (b) a merger or consolidation in which the Corporation is not the surviving corporation (other than a merger or consolidation with a wholly-owned subsidiary, a reincorporation of the Corporation in a different jurisdiction, or other transaction in which there is no substantial change in the stockholders of the Corporation or their relative stock holdings and the Options granted under this Plan are assumed, converted or replaced by the successor corporation, which assumption, conversion or replacement will be binding on all Recipients), (c) a merger in which the Corporation is the surviving corporation but after which the stockholders of the Corporation (other than any stockholder which merges (or which owns or controls another corporation which merges) with the Corporation in such merger) cease to own their shares or other equity interests in the Corporation, (d) the sale of substantially all of the assets of the Corporation, or (e) the acquisition, sale or transfer of more than 50% of the outstanding shares of the Corporation by tender offer or similar transaction, the vesting of all options granted pursuant to this Plan will accelerate and the options will become exercisable in full prior to the consummation of such event at such times and on such conditions as the Committee determines, and must be exercised, if at all, within twelve months of the consummation of said event. Any Options not exercised within such twelve-month period shall expire. In the event of any merger or sale described in Section 14(b) or (d) above, the surviving corporation or acquiring corporation shall adopt and assume the Plan and all Options granted thereunder, which shall be converted into Options to acquire a corresponding number of shares of common stock of such surviving corporation or acquiring corporation, unless otherwise unanimously approved by the Board.

15. Amendment or Termination of Plan. The Board may at any time terminate or amend this Plan or any outstanding option, provided that the Board may not terminate or amend the terms of any outstanding Option without the consent of the Recipient. In any case, no amendment of this Plan may adversely affect any then outstanding Options or any unexercised portions thereof without the written consent of the Recipient.

16. Term of Plan. Options may be granted pursuant to this Plan from time to time within a period of ten (10) years from the Effective Date.

17. Certain Definitions. As used in this Plan, the following terms shall have the following meanings:

17.1 “Parent” means any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation if each of such corporations other than the Corporation owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

17.2 “Subsidiary” means any corporation, limited liability company or other entity (other than the Corporation) in an unbroken chain of ownership beginning with the Corporation if each of the entities other than the last entity in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

17.3 “Affiliate” means any corporation that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, another corporation, where “control” (including the terms “controlled by” and “under common control with”) means the possession, direct or indirect, of the power to cause the direction of the management and policies of the corporation, whether through the ownership of voting securities, by contract or otherwise.

17.4 “Fair Market Value” means, as of any date, the value of a share of the Corporation's Common Stock determined as follows:

(a)           if such Common Stock is then quoted on the Nasdaq National Market, its closing price on the Nasdaq National Market on the date of determination as reported in The Wall Street Journal;

(b)           if such Common Stock is publicly traded and is then listed on a national securities exchange, its closing price on the date of determination on the principal national securities exchange on which the Common Stock is listed or admitted to trading as reported in The Wall Street Journal;

(c)           if such Common Stock is publicly traded but is not quoted on the Nasdaq National Market nor listed or admitted to trading on a national securities exchange, the average of the closing bid and asked prices on the date of determination as reported in The Wall Street Journal the OTC Electronic Bulletin Board or the Pink Sheets; and

(d)           if none of the foregoing is applicable, by the Committee in good faith.